                                   FORM S-8
                      ----------------------------------

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549
                      ----------------------------------

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


                                WD-40 COMPANY
                                -------------
              (Exact Name of Registrant as specified in Charter)


         California                                        95-1797918
         ----------                                        ----------
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)


 1061 Cudahy Place, San Diego, California                     92110
 ----------------------------------------                     -----
 (Address of principal executive offices)                   (Zip Code)



                       SECOND AMENDMENT AND RESTATEMENT
                       --------------------------------
                WD-40 COMPANY 1990 INCENTIVE STOCK OPTION PLAN
                ----------------------------------------------
                           (Full title of the plan)


                                Garry O. Ridge
                               1061 Cudahy Place
                              San Diego, CA 92110
                              -------------------
                    (Name and address of agent for service)


                                (619) 275-1400
                                --------------
         (Telephone number, including area code, of agent for service)

--------------------------------------------------------------------------------
                        Calculation of Registration Fee
--------------------------------------------------------------------------------

                                                            Proposed
                                           Proposed         Maximum
    Title of                               Maximum          Aggregate        Amount of
Securities to be      Amount to be         Offering         Offering       Registration
   Registered          Registered       Price Per Unit       Price              Fee
---------------------------------------------------------------------------------------
No par common stock      600,000            $26.90*        $16,140,000*        $4,891*
                         shares

*Average of high and low prices reported on The Nasdaq Stock Market for November 24, 1997, used for purposes of fee calculation with respect to all 600,000 shares for which exercise price of options is undetermined. Registration Fee calculated pursuant to Rule 457(h).

                   INCORPORATION OF REGISTRATION STATEMENTS
                   ----------------------------------------
                    BEARING FILE NOS. 33-43174 and 33-90972
                    ---------------------------------------

     This Registration Statement covers additional securities of the same class and relating to the same employee benefit plan as those securities registered on previously filed Registration Statements, File Nos. 33-43174 and 33-90972, the contents of which are incorporated herein by this reference.


                                   EXHIBITS

     The following exhibits, including the attached opinion and consent, are required to be included in this Registration Statement under Part II, Item 8:

Exhibit No.    Description
----------     -----------

               Instruments Defining the Rights of Security Holders,
               ----------------------------------------------------
               Including Indentures
               --------------------

 4(a) Restated Articles of Incorporation are incorporated by reference from the Form 10-K Annual Report dated November 9, 1995, Exhibit 3(a) thereto.

 4(b) Restated By-Laws are incorporated by reference from the Form 10-K Annual Report dated November 9, 1995, Exhibit 3(b) thereto.

 4(c) Amendment No.1 to Restated By-Laws is incorporated by reference from the Form 10-K Annual Report dated November 25, 1997, Exhibit 3(c) thereto.

               Opinion Re Legality
               -------------------

 5 Opinion of Harmsen, Carpenter, Sidell & Olson, A Law Corporation, dated November 25, 1997

               Consents of Experts and Counsel
               -------------------------------

 23.1          Consent of Price Waterhouse LLP dated November 24, 1997

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on November 25, 1997.


                                     REGISTRANT:

                                     WD-40 COMPANY


                                     By /s/ Peter E. Williams
                                     --------------------------
                                     Peter E. Williams, Vice President - Finance
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                                     /s/ Garry O. Ridge
                                     ---------------------------------
                                     GARRY O. RIDGE, Director and
                                     President and Chief Executive Officer
                                     (Principal Executive Officer)
                                     November 25, 1997

                                     /s/ John S. Barry
                                     ---------------------------------
                                     JOHN S. BARRY, Director
                                     November 25, 1997

                                     /s/ Mario L. Crivello
                                     ---------------------------------
                                     MARIO L. CRIVELLO, Director
                                     November 25, 1997

                                     /s/ Daniel W. Derbes
                                     ---------------------------------
                                     DANIEL W. DERBES, Director
                                     November 25, 1997

                                     /s/ Harlan F. Harmsen
                                     ---------------------------------
                                     HARLAN F. HARMSEN, Director
                                     November 25, 1997

                                     /s/ Jack L. Heckel
                                     ---------------------------------
                                     JACK L. HECKEL, Director
                                     November 25, 1997

                                     /s/ Margaret L. Roulette
                                     ---------------------------------
                                     MARGARET L. ROULETTE, Director
                                     November 25, 1997

                                     /s/ Gerald C. Schleif
                                     ---------------------------------
                                     GERALD C. SCHLEIF, Director
                                     November 25, 1997

                                     /s/ C. Fredrick Sehnert
                                     ---------------------------------
                                     C. FREDRICK SEHNERT, Director
                                     November 25, 1997

                                     /s/ Edward J. Walsh
                                     ---------------------------------
                                     EDWARD J. WALSH, Director
                                     November 25, 1997